                                                                     Exhibit 4.1

                         SECOND AMENDMENT TO AMENDED AND
                         -------------------------------
                     RESTATED MULTICURRENCY CREDIT AGREEMENT
                     ---------------------------------------

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT, dated as of December 13, 2001 (this "Amendment"), amends the Amended
                                                ---------
and Restated Multicurrency Credit Agreement, dated as of May 15, 2001 (as heretofore amended, the "Credit Agreement"), among APW Ltd., a Bermuda
                         ----------------
corporation (the "Borrower"), the various financial institutions parties thereto
                  --------
(collectively, the "Banks"), Bank One, NA, as syndication agent, The Chase
                    -----
Manhattan Bank, as documentation agent and Bank of America, N.A., as administrative agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Banks to extend certain credit facilities to the Borrower from time to time; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1. AMENDMENTS. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.11 below.
                                              ------------         ----

     1.1  Interest Payment Date. The definition of "Interest Payment Date" in
          ---------------------
Section 1.1 of the Credit Agreement is hereby amended to state in its entirety
-----------
as follows:

          "Interest Payment Date" means, as to any Committed Loan, the last
           ---------------------
     Business Day of each month.

     1.2  Scheduled Mandatory Reductions. Section 2.8(a) of the Credit Agreement
          ------------------------------  --------------
is hereby amended to state in its entirety as follows:

          "(a)  "Scheduled Mandatory Reductions. The Borrower shall reduce the
                 ------------------------------
     Commitments by $20,000,000 on August 31, 2002; an additional $15,000,000 on February 28, 2003; and an additional $15,000,000 on May 31, 2003."

     1.3  Net Proceeds of Disposition of Assets. Section 2.8(b)(iii) of the
          -------------------------------------  -------------------
Credit Agreement is hereby amended to state in its entirety as follows:

                "(iii)  Net Proceeds of Disposition of Assets. Upon the
                        -------------------------------------
          disposition of any assets of the Borrower or any of its Subsidiaries, except sales of inventory in the ordinary course of business, the sales of receivables pursuant to the Securitization and dispositions less than $1,000,000 per disposition, but subject to a $10,000,000 aggregate limit during the term of this Agreement, the Combined Commitments shall be reduced, in the manner set forth in the UK/US Intercreditor

          Agreement by an aggregate amount equal to the Net Proceeds raised by such disposition; provided, however, that in the case of the disposition of the Specified Business Unit, the Combined Commitments shall not be reduced. Availability under the Commitments shall be temporarily restricted by a proportionate share (equal to the "Pro Rata Share" as defined in the UK/US Intercreditor Agreement) of the estimated tax component of any disposition until the earlier of nine months or the payment of the Taxes incurred as a direct result of the disposition. If the Taxes on the disposition are not paid within nine months of the disposition, the Commitments shall be additionally reduced by a share of the estimated tax component of the Net Proceeds from such disposition as required under the UK/US Intercreditor Agreement. If the actual cash Taxes on any disposition are less than the estimated tax component of Net Proceeds, the Commitments shall be reduced by said share of the excess of the estimated tax component less the actual Taxes."

     1.4  Fees. Section 2.13(b) of the Credit Agreement shall be amended to
          ----  ---------------
state in its entirety as follows:

               "(b)  Non-Use Fees. The Borrower shall pay to the Administrative
                     ------------
          Agent for the account of each Bank a non-use fee payable on the daily unused portion of such Bank's Commitment, computed on a monthly basis payable in arrears on the last Business Day of each month commencing December 31, 2001 and on the Termination Date based upon the daily utilization for that quarter as calculated by the Administrative Agent, equal to the Applicable Non-Use Fee Rate. For purposes of calculating the non-use fee, Letter of Credit Usage shall be deemed usage of the Commitments and Swing Line Loans shall not be deemed usage of the Commitments. The non-use fees provided in this Section
                                                                      -------
          2.13(b) shall accrue at all times, including at any time during which
          -------
          one or more conditions in Article V are not met.

     1.5  Audit Report. Section 7.1(a) of the Credit Agreement is hereby amended
          ------------  --------------
to state in its entirety as follows:

               "(a)  Audit Report. Promptly when available and in any event
                     ------------
          within 90 days after the close of each Fiscal Year (except not later than December 17, 2001 with respect to the year ending August 31,
          2001), (i) a copy of the annual audit report of the Borrower and its Subsidiaries for such Fiscal Year, including therein consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Borrower and its Subsidiaries for such Fiscal Year certified, without qualification as to going concern or scope, by independent auditors of recognized national standing selected by the Borrower and reasonably acceptable to the Required Banks, and (ii) an unaudited consolidating balance sheet and statements of earnings of such Fiscal Year."

     1.6  Quarterly Financial Covenants. Schedules 7.6(a)(i), 7.6(a)(ii),
          -----------------------------  -------------------  ----------
7.6(a)(iii), 7.6(a)(iv) and 7.6(a)(v) to the Credit Agreement shall be restated
-----------  ----------     ---------
in their entirety to state as set forth in Schedules 7.6(a)(i), 7.6(a)(ii),
                                           -------------------  ----------
7.6(a)(iii), 7.6(a)(iv) and 7.6(v) hereto respectively.
-----------  ----------     ------

     1.7  Monthly Financial Covenant. Schedule 7.6(b) to the Credit Agreement
          --------------------------  ---------------
shall be restated in its entirety as set forth in Schedule 7.6(b) hereto.
                                                  ---------------

     1.8  Restricted Payments. Section 7.23 of the Credit Agreement is hereby
          -------------------  ------------
amended to state in its entirety as follows:

          "7.23 Restricted Payments. The Borrower shall not, and shall not
                -------------------
     suffer or permit any Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding; except that:

                (a) the Borrower and its Subsidiaries may declare and make dividend payments or other distributions payable solely in its common stock;

                (b) the Borrower may purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock;

                (c) the Subsidiaries of the Borrower may pay dividends to the Borrower and its Subsidiaries; and

                (d) dividends of $42,000 semiannually may be paid on the preferred stock of McLean Midwest Corporation and any such dividends paid prior to the effectiveness of this clause (d) are hereby consented to by the Banks."

     1.9  Amendment Fee. The Borrower agrees to pay an amendment fee to each
          -------------
Bank executing and delivering this Amendment prior to 4:00 p.m., (Central time), on December 13, 2001 of 10 basis points on its Commitment. Such fee shall be payable at the earlier of January 17, 2002 or the sale of the Specified Business Unit.

     1.10 Information. The Borrower reaffirms its obligation to deliver
          -----------
information as required under Section 7.1(o) of the Credit Agreement.
                              --------------

     1.11 Business Plan. The Borrower hereby reaffirms its obligation to deliver
          -------------
to the Administrative Agent and each Bank on or before April 30, 2002 a business plan for the 2003 Fiscal Year and to agree on or before July 31, 2002 to financial covenants for the 2003 Fiscal Year satisfactory to the Required Banks.

     SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 3 shall have been
                                                   ---------
satisfied, and notice thereof shall have been given by the Agent to the Borrower and the Lenders.

     2.1  Receipt of Documents. The Administrative Agent shall have received all
          --------------------
of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Administrative Agent, and in form and substance satisfactory the Administrative Agent:

          (a)  Amendment. This Amendment, duly executed by the Borrower, the
               ---------
Administrative Agent and the Required Lenders (except that execution by all the Lenders shall be required for the effectiveness of Section 1.2 hereof).
                                                   -----------

          (b)  Consents. Consents of all Guarantors hereto.
               --------

          (c)  UK Facility. Amendments to the UK Facility in form satisfactory
               -----------
to the Administrative Agent consistent herewith.

          (d)  Securitization. An amendment to the Securitization in form
               --------------
satisfactory to the Administrative Agent consistent herewith.

          (e)  Amendment to Warrant Agreement. An amendment to the Warrant and
               ------------------------------
Registration Rights Agreement previously issued in connection with the Credit Agreement, in the form attached as Exhibit A.
                                   ---------

          (f)  First Tranche Warrant. An amendment to the First Tranche Warrant
               ---------------------
Certificate, in the form attached as Exhibit B.

          (g)  Second Tranche Warrant. A Second Tranche Warrant Certificate, in
               ----------------------
the form attached as Exhibit C.

          (h)  Opinions. Opinions of U.S. counsel and Bermuda counsel to the
               --------
Borrower in form satisfactory to the Administrative Agent.

     2.2  Fees. The Borrower shall have paid:
          ----

          (a)  Administrative Agent's Fee. A fee to the Administrative Agent for
               --------------------------
its own account in the amount agreed to between the Borrower and the Administrative Agent.

          (b)  Expenses. All accrued and unpaid fees, costs and expenses to the
               --------
extent then due and payable, together with Attorney Costs of Bank of America to the extent invoiced, and fees and expenses of the Administrative Agent's Consultant including such additional amounts as shall be necessary to ensure any such costs, fees and expenses arising under or referenced in Sections 2.13 and
                                                             -------------
10.5 of the Credit Agreement plus $150,000 to the Administrative Agent's
----
Consultant and $150,000 to Mayer, Brown & Platt on retainer for further fees and expenses.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Administrative Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in the Credit Agreement and the other Loan Documents, and the Borrower additionally represents and warrants to the Administrative Agent and each Bank as follows:

     3.1  Due Authorization, Non-Contravention, etc. The execution, delivery and
          -----------------------------------------
performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporation action, and do not

          (a)  contravene the Borrower's Organic Documents;

          (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

          (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.

     3.2  Governmental Approval, Regulation, etc. No authorization or approval
          --------------------------------------
or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Amendment.

     3.3  Validity, etc. This Amendment constitutes the legal, valid and binding
          -------------
obligation of the Borrower enforceable in accordance with its terms, except to the extent enforceability thereof is limited by bankruptcy, insolvency or other laws relating to, or affecting enforcement of, creditors' rights in general, and general principles of equity.

     SECTION 4. MISCELLANEOUS.

     4.1  Continuing Effectiveness, etc. This Amendment shall be deemed to be an
          -----------------------------
amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

     4.2  Payment of Costs and Expenses. The Borrower agrees to pay on demand
          -----------------------------
all expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

     4.3  Severability. Any provision of this Amendment which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     4.4  Headings. The various headings of this Amendment are inserted for
          --------
convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     4.5  Execution in Counterparts. This Amendment may be executed by the
          -------------------------
parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     4.6  Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE
          -------------
UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     4.7  Successors and Assigns. This Amendment shall be binding upon and shall
          ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        APW LTD.


                                        By: /s/ Richard D. Carroll
                                            ------------------------------------
                                        Name: Richard D. Carroll
                                        Title: Vice President and
                                               Chief Financial Officer

                                        BANK OF AMERICA, N.A.
                                        as Administrative Agent and as a Bank


                                        By: /s/ M. Duncan McDuffie
                                            ------------------------------------
                                        Name: M. Duncan McDuffie
                                        Title: Managing Director

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        CHICAGO BRANCH


                                        By: /s/ Shinichiro Monechika
                                            ------------------------------------
                                        Name: Shinichiro Monechika
                                        Title: Deputy General Manager

                                        BANK ONE, NA (Main Office Chicago) as
                                        Syndication Agent and as a Bank


                                        By: /s/ Thomas T. Bower
                                            ------------------------------------
                                        Name: Thomas T. Bower
                                        Title: Senior Vice President

                                        BNP PARIBAS


                                        By: /s/ Duane P. Helkowski
                                            ------------------------------------
                                        Name: Duane P. Helkowski
                                        Title: Director


                                        By: /s/ Kathryn B. Quinn
                                            ------------------------------------
                                        Name: Kathryn B. Quinn
                                        Title: Vice President


                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

                                        CREDIT LYONNAIS CHICAGO BRANCH


                                        By: /s/ Richard Teitelbaum
                                            ------------------------------------
                                        Name: Richard Teitelbaum
                                        Title: Vice President

                                        THE DAI-ICHI KANGYO BANK, LTD.


                                        By: /s/ Nobuyasu Fukatsu
                                            ------------------------------------
                                        Name: Nobuyasu Fukatsu
                                        Title: General Manager

                                        FIRST UNION NATIONAL BANK

                                        By: /s/ William W. Teegarden
                                            ------------------------------------
                                        Name: William W. Teegarden
                                        Title: Senior Vice President

                                        THE FUJI BANK, LIMITED

                                        By: /s/ John D. Doyle
                                            ------------------------------------
                                        Name: John D. Doyle
                                        Title: Vice President

                                        JPMORGAN CHASE BANK, as Documentation
                                        Agent and a Bank


                                        By: /s/ Michael Lancia
                                            ------------------------------------
                                        Name: Michael Lancia
                                        Title: Vice President




                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

                                        M&I MARSHALL & ILSLEY BANK

                                        By: /s/ Michael Vellon
                                            ------------------------------------
                                        Name: Michael Vellon
                                        Title: Vice President


                                        By: /s/ Thomas R. Johnson
                                            ------------------------------------
                                        Name: Thomas R. Johnson
                                        Title: Senior Vice President

                                        THE MITSUBISHI TRUST & BANKING
                                        CORPORATION


                                        By: /s/ Thomas A. Pennington
                                            ------------------------------------
                                        Name: Thomas A. Pennington
                                        Title: Executive Vice President

                                        OCM PRINCIPAL OPPORTUNITIES FUND II,
                                        L.P.

                                        By: Oaktree Capital Management, LLC,
                                            its General Partner

                                        By: /s/ Christopher S. Brothers
                                            ------------------------------------
                                        Name: Christopher S. Brothers
                                        Title: Managing Director

                                        By: /s/ [Illegible in Original]
                                            ------------------------------------

                                        OCM OPPORTUNITIES FUND III, L.P.

                                        By: Oaktree Capital Management, LLC,
                                            its General Partner

                                        By: /s/ John Frank
                                            ------------------------------------
                                        Name: John Frank
                                        Title: General Counsel

                                        By: /s/ [Illegible in Original
                                            ------------------------------------

                                        ROYAL BANK OF SCOTLAND, PLC

                                        By: /s/ Ian Roberts
                                            ------------------------------------
                                        Name: Ian Roberts
                                        Title: Manager, Specialized Lending
                                               Services


                                       Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

                                            SOCIETE GENERALE


                                            By: /s/ Eric E.O. Siebert Jr.
                                                --------------------------------
                                            Name: Eric E.O. Siebert Jr.
                                            Title: Director

                                            SUMITOMO MITSUI BANKING
                                            CORPORATION


                                            By: /s/ David A. Buck
                                                --------------------------------
                                            Name: David A. Buck
                                            Title: Senior Vice President

                                            U.S. BANK NATIONAL ASSOCIATION


                                            By: /s/ Greg Wilson
                                                --------------------------------
                                            Name: Greg Wilson
                                            Title: A.V.P.

                                            WILLIAM E. SIMON & SONS SPECIAL
                                            SITUATIONS PARTNERS II, L.P.


                                            By: /s/ Dale Leshaw
                                                --------------------------------
                                            Name: Dale Leshaw
                                            Title: Principal


                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

                              AGREEMENT AND CONSENT
                              ---------------------

         The undersigned Guarantors hereby agree and consent, as of the date and year first above written, to the terms and provisions of the foregoing Second Amendment to Credit Agreement, and agree that the Loan Documents executed by the undersigned Guarantors shall remain in full force and effect notwithstanding the provisions of the foregoing Second Amendment to Credit Agreement.

APW NORTH AMERICA, INC.

By: /s/ James Maxwell
    -------------------------------
Name: James Maxwell
Title: Treasurer

APW ENCLOSURE SYSTEMS, INC.
APW ENCLOSURE SYSTEMS HOLDING, INC.
APW WRIGHT LINE LLC
APW-ERIE, INC.
ASPEN MOTION TECHNOLOGIES INC.
CAMBRIDGE AEROFLO, INC.
EDER INDUSTRIES INC.
ELECTRONIC SOLUTIONS
INNOVATIVE METAL FABRICATION, INC.
MCLEN WEST INC.
MCLEAN MIDWEST CORPORATION
METAL ARTS MANUFACTURING, INC.
PRECISION FABRICATION TECHNOLOGIES INC.
VERO ELECTRONICS, INC.
ZERO-EAST DIVISION, ZERO CORPORATION


By: /s/ James Maxwell
    -------------------------------
Name:  JAMES MAXWELL
Title: TREASURER, ASSISTANT TREASURER, or CFO, as
applicable

APW ENCLOSURES SYSTEMS, LP by APW ENCLOSURE
SYSTEMS HOLDING, INC., its General Partner


By: /s/ James Maxwell
    -------------------------------
Name: James Maxwell
Title: Treasurer



                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

APPLIED POWER LIMITED
APW ELECTRONICS OVERSEAS INVESTMENTS
 LIMITED
APW ELECTRONICS LIMITED
APW ENCLOSURE SYSTEMS HOLDINGS LIMITED


By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary


APW ENCLOSURE SYSTEMS (UK) LIMITED


By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

WRIGHT LINE LIMITED


By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

APW ENCLOSURES (DUBLIN) LIMITED


By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Director

APW GALWAY LIMITED


By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Director

HOERMANN SECURITY SYSTEMS LTD.


By:________________________________
Name:
Title:



                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

APPLIED POWER LIMITED
APW ELECTRONICS OVERSEAS INVESTMENTS
 LIMITED
APW ELECTRONICS LIMITED
APW ENCLOSURE SYSTEMS HOLDINGS LIMITED


By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:


APW ENCLOSURE SYSTEMS (UK) LIMITED


By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

WRIGHT LINE LIMITED


By: /s/ P.L. Harricote
    -------------------------------
Name: P.L. Harricote
Title: Director

APW ENCLOSURES (DUBLIN) LIMITED


By:________________________________
Name:
Title:

APW GALWAY LIMITED


By:________________________________
Name:
Title:

HOERMANN SECURITY SYSTEMS LTD.


By: /s/ Richard D. Carroll
    -------------------------------
Name: Richard D. Carroll
Title:



                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

APW POWER SUPPLIES AS


By: /s/ Richard D. Carroll
    -------------------------------
Name: Richard D. Carroll
Title:

APW NEW FOREST LIMITED


By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

TOWERFLAME LIMITED


By: /s/ Richard D. Carroll
    -------------------------------
Name:
Title:

APW ELECTRONICS GROUP PLC


By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

APW ENCLOSURE PRODUCTS AND SYSTEMS LIMITED


By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary


APW ENCLOSURE SYSTEMS PLC


By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary




                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

APW POWER SUPPLIES AS


By:________________________________
Name:
Title:

APW NEW FOREST LIMITED


By:________________________________
Name:
Title:

TOWERFLAME LIMITED


By: /s/ David Pumphrey
    -------------------------------
Name: David Pumphrey
Title: Company Secretary

APW ELECTRONICS GROUP PLC


By:________________________________
Name:
Title:

APW ENCLOSURE PRODUCTS AND SYSTEMS LIMITED


By:________________________________
Name:
Title:

APW ENCLOSURE SYSTEMS PLC


By:________________________________
Name:
Title:



                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

AIR CARGO EQUIPMENT (UK) LIMITED


By: /s/ [illegible in original]
    -------------------------------
Name:
Title:

APW ENCLOSURES LIMITED


By: /s/ Richard D. Carroll
    -------------------------------
Name: Richard D. Carroll
Title:

HOERMANN ELECTRONICS LIMITED


By: /s/ Richard D. Carroll
    -------------------------------
Name: Richard D. Carroll
Title:


WRIGHT LINE EUROPE B.V.


By: /s/ Richard D. Carroll
    -------------------------------
Name: Richard D. Carroll
Title:


APW NETHERLANDS B.V.


By: /s/ Richard D. Carroll
    -------------------------------
Name: Richard D. Carroll
Title:

APW HOLDING B.V.


By: /s/ Richard D. Carroll
    -------------------------------
Name: Richard D. Carroll
Title:



                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

AIR CARGO EQUIPMENT (UK) LIMITED


By: /s/ David Pumphrey
    -------------------------------
Name: David Pumphrey
Title: Company Secretary

APW ENCLOSURES LIMITED


By:________________________________
Name:
Title:

HOERMANN ELECTRONICS LIMITED


By:________________________________
Name:
Title:

WRIGHT LINE EUROPE B.V.


By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Proxy

APW NETHERLANDS B.V.


By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Director

APW HOLDING B.V.


By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Proxy




                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

APW PRODUCTS AND SYSTEMS B.V.


By: /s/ Richard D. Carroll
    -------------------------------
Name: Richard D. Carroll
Title:

CIPRESMAD HUNGARY GROUP FINANCING LLC


By: /s/ Howard Lederman
    -------------------------------
Name: Howard Lederman
Title:

APW ELECTRONICS GMBH


By: /s/ John Stephenson
    -------------------------------
Name: John Stephenson
Title: Geschaftsfuhrer

CIPRESMAD-CONSULTORES E SERVICOS, LTD.


By: /s/ Howard Lederman
    -------------------------------
Name: Howard Lederman
Title:

APW FINANCE LIMITED


By: /s/ Jan De Koning
    -------------------------------
Name: Jan De Koning
Title: Director



                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

APW PRODUCTS AND SYSTEMS B.V.


By: /s/ Jan DeKonig
    -------------------------------
Name: Jan DeKonig
Title: Director

CIPRESMAD HUNGARY GROUP FINANCING LLC


By:________________________________
Name:
Title:

APW ELECTRONICS GMBH


By:________________________________
Name:
Title:

CIPRESMAD-CONSULTORES E SERVICOS, LTD.


By:________________________________
Name:
Title:

APW FINANCE LIMITED


By: /s/ [Illegible in original]
    -------------------------------
Name:
Title:



                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

ZERO MCLEAN EUROPE LTD


By: /s/ Richard D. Carroll
    -------------------------------
Name: Richard D. Carroll
Title:

ZERO CASES EUROPE LTD


By: /s/ Richard D. Carroll
    -------------------------------
Name: Richard D. Carroll
Title:

MCLEAN EUROPE LTD


By: /s/ Richard D. Carroll
    -------------------------------
Name: Richard D. Carroll
Title:

RUBICON FINANCE LIMITED


By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

APW HOLDINGS (UK) LTD


By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

EAST ANGLIAN METAL MERCHANTS LTD


By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary



                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

ZERO MCLEAN EUROPE LTD


By:________________________________
Name:
Title:

ZERO CASES EUROPE LTD


By:________________________________
Name:
Title:

MCLEAN EUROPE LTD


By:________________________________
Name:
Title:

RUBICON FINANCE LIMITED


By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

APW HOLDINGS (UK) LTD


By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

EAST ANGLIAN METAL MERCHANTS LTD


By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:



                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

ELECTRONICS PACKAGING LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

VERO CONNECTORS LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

VERO ELECTRONICS (EXPORTS) LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

VERO CIRCUITBOARDS LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

IMHOF-BEDCO LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

IMHOF-BEDCO STANDARD PRODUCTS LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

IMHOF-BEDCO SPECIAL PRODUCTS LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary



                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

ELECTRONICS PACKAGING LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

VERO CONNECTORS LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

VERO ELECTRONICS (EXPORTS) LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

VERO CIRCUITBOARDS LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

IMHOF-BEDCO LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

IMHOF-BEDCO STANDARD PRODUCTS LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

IMHOF-BEDCO SPECIAL PRODUCTS LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:


                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

INSTANT FINISHERS LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

MALCOE ENCLOSURES LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

MALCOE SECURITY PRODUCTS LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

MALCOE TELECOMMUNICATIONS LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

APW HOLDINGS (EUROPE) LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

HIGH SPEED PRODUCTION (HOLDINGS) LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

BEELEY WOOD HOLDINGS LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary



                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

INSTANT FINISHERS LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

MALCOE ENCLOSURES LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

MALCOE SECURITY PRODUCTS LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

MALCOE TELECOMMUNICATIONS LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

APW HOLDINGS (EUROPE) LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

HIGH SPEED PRODUCTION (HOLDINGS) LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

BEELEY WOOD HOLDINGS LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:



                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

HSP SHEFFIELD LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

HIGH SPEED PRODUCTION (SCOTLAND) LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary

HSP STRATHCLYDE LTD

By: /s/ Samantha Kirby
    -------------------------------
Name: Samantha Kirby
Title: Company Secretary



                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

HSP SHEFFIELD LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

HIGH SPEED PRODUCTION (SCOTLAND) LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:

HSP STRATHCLYDE LTD

By: /s/ Todd A. Adams
    -------------------------------
Name: Todd A. Adams
Title:



                                        Second Amendment to Amended and Restated
                                                  Multicurrency Credit Agreement

                               SCHEDULE 7.6(a)(i)
                               ------------------

Minimum EBITDARR                                      Q4 2001     Q1 2002      Q2 2002      Q3 2002      Q4 2002
-----------------
   A.  Net Income                                    (184,339)    (37,654)     (28,090)      (8,313)        (910)
   B.  Interest                                        14,621      14,500       14,029       13,578       13,394
   C.  Taxes                                          (10,347)    (12,551)      (9,363)      (2,771)        (303)
   D.  Depreciation                                    10,717      10,800       10,800       11,400       11,800
   E.  Amortization                                   174,320       7,425        7,325        7,255        7,215
   F.  Gain on Asset Sale                                   -           -            -            -            -
                                                   -----------------------------------------------------------------
   G.  EBITDA                                           4,972     (17,480)      (5,299)      21,149       31,196
   H.  GAAP Restructuring Expense                       4,497      10,325        4,175            -            -
   I.  Non-GAAP Restructuring Expense                   8,106       9,755        8,300        3,445            -
                                                   -----------------------------------------------------------------
   J.  EBITDARR, from Company's projections            17,575       2,600        7,176       24,594       31,196
   K.  Amendment Fees/1/                                                -          (80)           -            -
                                                                ----------------------------------------------------
   L.  EBITDARR                                                     2,600        7,096       24,594       31,196
   M.  EBITDARR (Cumulative)                                        2,600        9,696       34,290       65,486
   N.  Cushion                                                     (1,000)      (3,000)      (5,000)     (10,000)
   O.  Proposed EBITDARR Covenant                                   1,600        6,696       29,290       55,486
    Existing EBITDARR Covenant                                     13,948       31,040       60,579       97,290

__________________________
/1/ 10 bps on $80 million commitment for A/R loan facility; must be shown as SAE expense on Income Statement (thereby reducing EBITDARR) due to off-balance sheet financing of A/R facility

                               SCHEDULE 7.6(a)(ii)
                               -------------------

Non-GAAP Restructuring Expenses                                   Q1 2002      Q2 2002      Q3 2002      Q4 2002
-------------------------------
   A.  Non-GAAP Restructuring                                       2,994        2,697        3,445            -
   B.  Write-off of Assets                                          6,761        5,603            -            -
                                                                -------------------------------------------------
   C.  Total Non-GAAP Restructuring                                 9,755        8,300        3,445            -
   D.  Non-GAAP Restructuring (Cumulative)                          9,755       18,055       21,500       21,500
   E.  Cushion                                                        500          500          500          500
   F.  Proposed Non-GAAP Restructuring Covenant                    10,255       18,555       22,000       22,000
      Existing Non-GAAP Restructuring Covenant                      7,500       11,000       12,500       12,500

                              SCHEDULE 7.6(a)(iii)
                              --------------------

GAAP Restructuring Expenses                    Q1 2002      Q2 2002       Q3 2002      Q4 2002
---------------------------
   A.  GAAP Restructuring                       10,325        4,175             -            -
   B.  GAAP Restructuring (Cumulative)          10,325       14,500        14,500       14,500
   C.  Cushion                                     500          500           500          500
   D.  Proposed GAAP Restructuring Covenant     10,825       15,000        15,000       15,000
     Existing GAAP Restructuring Covenant       12,500       12,500        12,500       12,500

                               SCHEDULE 7.6(a)(iv)
                               -------------------

Minimum Free Cash Flow                                  Q1 2002       Q2 2002      Q3 2002       Q4 2002
----------------------
   A.  Free Cash Flow (from Company's projections)      (23,540)      (18,341)      (3,576)        6,337
   B.  Specified Business Unit Sale                           -        24,000            -             -
   C.  Amendment Fees/2/                                      -          (725)           -             -
                                                        ------------------------------------------------
   D.  Free Cash Flow                                   (23,540)        4,934       (3,576)        6,337
   E.  Cash Flow (Cumulative)                           (23,540)      (18,606)     (22,182)      (15,845)
   F.  Cushion                                           (5,000)       (6,000)      (7,500)      (10,000)
   G.  Proposed Cash Flow Covenant                      (28,540)      (24,606)     (29,682)      (25,845)
  Existing Cash Flow Covenant                            (7,108)      (18,785)     (25,574)      (12,126)





__________________
/2/ 10 bps on $570 million, $75 million and $80 million commitments for Senior Multi-Currency Agreement, RBS facility, and A/R loan facility, respectively

                               SCHEDULE 7.6(a)(v)
                               ------------------

Maximum Capital Expenditures                             Q4 2001     Q1 2002     Q2 2002     Q3 2002     Q4 2002
----------------------------
   A.  Capital Expenditures                                7,595       6,000       6,000       5,000       5,000
   B.  Capital Expenditures (Two Quarter Rolling)                     13,595      12,000      11,000      10,000
   C.  Cushion                                                           500         500         500         500
   D.  Proposed Capital Expenditures Covenant             36,000      14,095      12,500      11,500      10,500
     Existing Capital Expenditures Covenant               36,000      24,000      24,000      22,000      22,000

                                 SCHEDULE 7.6(b)
                                 ---------------

Minimum Revenue                                       Sep-2001   Oct-2001  Nov-2001   Dec-2001  Jan-2002  Feb-2002
---------------
     A.  Proposed Monthly Sales Covenant/3/            241,014    220,857   200,700    199,200   197,700   196,200
             (Rolling 3 Month)

                                                      Mar-2002   Apr-2002  May-2002   Jun-2002  Jul-2002  Aug-2002
                                                       208,500    220,800   233,100    239,400   245,700   252,000





______________
/3/ 10% cushion from the Company's projections